                                                          EXHIBIT 99.2



                  [FORD LOGO]



IMMEDIATE RELEASE

Contact:  Media Inquiries:    Broadcast Media:     Stockholder Inquiries:
          Christian Vinyard   Lin Cummins          (313) 845-8540
          (313) 322-9600      (313) 322-9600

                 FORD REPORTS 1995 EARNINGS OF $4.1 BILLION

     DEARBORN, Mich., Jan. 31 -- A strong first half performance in automotive operations, combined with record results in financial services, contributed to making 1995 the fourth best year on record for Ford Motor Company.

     Full-year earnings for Ford were $4.1 billion after tax, or $3.58 per share ($3.33 fully diluted) of common and Class B stock in 1995, compared with a record $5.3 billion and $4.97 per share in 1994 ($4.44 fully diluted).

     "We had a good first half in 1995," said Alex Trotman, chairman and chief executive officer. "Second half automotive results were impacted by lower U.S. production volume and an unprecedented number of major product launches, including the all-new Ford Taurus, Mercury Sable, Ford F-Series pickup and the new Ford Fiesta and Ford Galaxy minivan in Europe."

     "Truck sales are hot, but the retail car market is tough,"
Trotman continued. "For the first time in history, our dealers sold more trucks than cars in the U.S. in 1995."

     Trotman added, "The new Ford Taurus and Mercury Sable and the Ford Fiesta in Europe are outstanding products, and we're pleased they're receiving favorable customer responses in highly competitive car markets."

SUMMARY OF 1995 AND COMPARISON WITH 1994

OVERVIEW
--------

- Total earnings were $4.1 billion, down 22 percent from 1994's record $5.3 billion.
- Earnings per share were $3.58 ($3.33 fully diluted), compared with $4.97 per share ($4.44 fully diluted).
- Worldwide sales and revenues were $137.1 billion, compared with $128.4 billion.

AUTOMOTIVE
----------

- Net income from worldwide automotive operations was $2 billion, down from $3.9 billion in 1994. After-tax return on sales was 1.9 percent, compared with 3.7 percent.
- Net income from U.S. automotive operations was $1.8 billion, compared with $3 billion. After-tax return on sales was 2.5 percent, compared with 4.1 percent.
- Automotive operations outside the U.S. earned $213 million, compared with $911 million in 1994. After-tax return on sales in 1995 was 0.7 percent, compared with 2.8 percent.
- Worldwide vehicle unit sales were 6,606,000, compared with 6,853,000 in 1994.
- Combined car and truck share in the U.S. was 25.6 percent, compared with 25.2 percent.
- Combined car and truck share in Europe was 12.3 percent, compared with 12.2 percent.

FINANCIAL SERVICES GROUP
------------------------

- The Financial Services Group earned $2.1 billion net income, compared with $1.4 billion in 1994, which included a $440 million charge for the sale of First Nationwide Bank.
- Ford Credit earned $1.4 billion, compared with $1.3 billion.
- The Associates earned $708 million, compared with $604 million.
- USL Capital earned $135 million, compared with $109 million.

BALANCE SHEET
-------------

- Stockholders' equity at year-end was $24.5 billion, compared with $21.7 billion.
- Automotive cash and marketable securities was $12.4 billion, compared with $12.1 billion.
-   Automotive debt was $7.3 billion, equal to a year ago.
- Capital spending was $9 billion, compared with $8.5 billion.

     "Once again, our world-class Financial Services Group turned in record results, and we expect further growth in 1996," Trotman noted.

FORD OUTLOOK FOR 1996

     "We're building the strength of our company year by year,"
Trotman said. "We look for gradual improvement in profitability during 1996, providing that our major markets show the moderate economic growth throughout the year that we expect."

     Trotman added, "Our highest-volume product launches will be largely behind us in the second half. And we should begin to see meaningful results from our concentrated efforts to reduce costs and improve efficiency throughout our automotive business."

AUTOMOTIVE OPERATIONS

     Ford's full-year net income from worldwide automotive operations was $2 billion, a decline of $1.9 billion from 1994, which was the second highest year on record.

     In the U.S., Ford's automotive operations earned $1.8 billion for the full year, declining $1.2 billion compared with 1994. Outside the U.S., automotive operations earned $213 million, including a one-time gain of $230 million from the dissolution of Autolatina, compared with $911 million in 1994. Ford's European automotive operations earned $116 million, compared with $128 million for 1994.

     "Ford is in the middle of an historic transition," Trotman said. "We are introducing new models that cover about 35 percent of our sales volume in North America and Europe. We knew these product changeovers would reduce near-term earnings. But once fully launched, these new cars and trucks will strengthen an already successful product line."

     Trotman noted that the ability to carry out an ambitious launch program in both North America and Europe demonstrates the strength of Ford as a company.

     "We are able to bring these excellent new products to market while adding to cash reserves, strengthening our balance sheet, and maintaining the most attractive dividend yield in the industry," he said. "The best time to make major changes is during periods of strength. Ford is a strong company and is also well along to becoming an even stronger global competitor in the coming years."

     Trotman also said that Ford increased its overall market shares in both North America and Europe in 1995.

     "We're very pleased our market shares are up," he said. "Customers determine our market share one purchase at a time, and more and more of them recognize the value that our cars and trucks represent. Since the early 1980's, Ford has gained more market share in the U.S. than any other manufacturer."

FINANCIAL SERVICES

     Ford's Financial Services Group earned a record $2.1 billion in 1995, up from the $1.4 billion earned in 1994, which included a one-time charge of $440 million for the sale of First Nationwide
Bank.

     Each of the major businesses in the Group set a full-year earnings record.

     Ford Credit earned $1.4 billion in 1995, up 6 percent from the $1.3 billion earned a year earlier.

     The Associates Corporation of North America earned $708 million in 1995, up 17 percent from the $604 million profit in 1994.

     USL Capital earned $135 million in 1995, up $26 million, or 24 percent, from 1994.

OTHER 1995 HIGHLIGHTS

- Overall market shares were up in major markets around the world.
-   In the U.S., Ford's total vehicle market share grew to
    25.6 percent, up four-tenths of a point, the biggest gain in the industry. Truck share reached 31.9 percent.
- In North America, Ford ended 1995 with three of the top four best-selling cars and trucks -- F-Series, Explorer and Taurus -- and five of the top ten, including Ranger and Escort.
- F-Series was the top selling vehicle for the 14th consecutive year. Taurus was the top selling car in the U.S. for the fourth consecutive year.
- Hertz earned a record $105 million, up 14 percent from last year.
- In Europe, Ford's 1995 market share grew to 12.3 percent, the highest in 11 years. Truck share -- 14.8 percent -- was a record. Ford was the only manufacturer with three of the top ten best-sellers in Europe in 1995 -- Escort, Fiesta and Mondeo.

- In Germany, Ford's car market share rose to 11.4 percent, up 1.2 percent and the highest since 1984.

FOURTH-QUARTER RESULTS

     Ford earned $660 million or $0.49 per share ($0.48 fully diluted) of common and Class B stock in the fourth quarter of 1995. This compares with $1.6 billion or $1.47 per share ($1.31 fully diluted) in the fourth quarter of 1994.

     U.S. automotive operations earned $168 million, compared with $745 million in 1994. Outside the U.S., automotive operations incurred a loss of $152 million, compared with a profit of $374 million in 1994. The decline in automotive operations from 1994 stemmed mainly from a decrease in North American volumes, costs associated with new products launched in North America and Europe, adverse operating results in Brazil and Mexico, and the effects of currency exchange rates.

     For the Financial Services Group, fourth-quarter earnings were a record $644 million, compared with $450 million earned in the fourth quarter of 1994, partially reflecting a lower tax rate in 1995. Ford Credit's earnings were $409 million, an increase from the $331 million profit in the prior period. The Associates' earnings grew to $181 million from the $159 million earned in the prior period. USL's earnings of $48 million were up from the $34 million earned in the prior period.



                            # # #

Jan. 31, 1996

                                              Ford Motor Company and Subsidiaries

                                                         HIGHLIGHTS
                                                         ----------

                                              Fourth Quarter                  Full Year
                                          -----------------------          ----------------------
                                           1995             1994           1995              1994
                                          ------           ------           ---              ---
Worldwide vehicle unit sales of
 cars and trucks (in thousands)
- United States                              955            1,051          3,993              4,218
- Outside United States                      635              656          2,613              2,635
                                           -----            -----          -----              -----

    Total                                  1,590            1,707          6,606              6,853
                                           =====            =====          =====              =====

Sales and revenues (in millions)
- Automotive                             $27,597          $27,766       $110,496           $107,137
- Financial Services                       6,950            5,877         26,641             21,302
                                         -------          -------       --------            -------
    Total                                $34,547          $33,643       $137,137           $128,439
                                         =======          =======       ========           ========

Net income (in millions)
- Automotive                             $    16          $ 1,119         $2,056           $  3,913
- Financial Services                         644              450          2,083              1,395*
                                         -------          -------         ------           --------
   Total                                 $   660          $ 1,569         $4,139           $  5,308
                                         =======          =======         ======           ========

Capital expenditures (in millions)
- Automotive                             $ 2,472          $ 2,404         $8,676           $  8,310
- Financial Services                          98               65            321                236
                                         -------          -------         ------           --------
    Total                                $ 2,570          $ 2,469         $8,997           $  8,546
                                         =======          =======         ======           ========

Stockholders' equity at December 31
- Total (in millions)                    $24,547          $21,659        $24,547           $ 21,659
- After-tax return on Common and
   Class B stockholders' equity             10.9%            34.5%          18.2%              33.6%

Automotive cash, cash equivalents,
 and marketable securities at
 December 31 (in millions)               $12,406          $12,083        $12,406           $ 12,083

Automotive debt at December 31
 (in millions)                           $ 7,307          $ 7,258         $7,307           $  7,258

Automotive after-tax returns on sales        0.1%             4.1%           1.9%               3.7%
Shares of Common and Class B Stock
 (in millions)
- Average number outstanding               1,136            1,020          1,071              1,010
- Number outstanding at December 31        1,159            1,023          1,159              1,023

AMOUNTS PER SHARE OF COMMON AND
 CLASS B STOCK AFTER PREFERRED
 STOCK DIVIDENDS

Income                                   $  0.49          $  1.47         $ 3.58           $   4.97
Income/(Loss) assuming full dilution
- Automotive                             $ (0.06)         $  0.93         $ 1.59           $   3.25
- Financial Services                        0.54             0.38           1.74               1.19
                                         -------          -------         ------           --------
   Total                                 $  0.48          $  1.31         $ 3.33           $   4.44
                                         =======          =======         ======           ========

Cash dividends                           $  0.35          $  0.26         $ 1.23           $   0.91

- - - - -
*Includes a loss of $440 million related to the disposition of Granite Savings Bank (formerly First Nationwide Bank)

Segment results for 1994 have been adjusted to reflect reclassification of certain tax amounts to conform with the 1995 presentation.

                            Ford Motor Company and Subsidiaries

                                    VEHICLE UNIT SALES
                                    ------------------

                     For the Periods Ended December 31, 1995 and 1994
                                     (in thousands)



                                  Fourth Quarter                Full Year
                               --------------------        ------------------
                               1995            1994        1995          1994
                               -----          -----        -----        -----
NORTH AMERICA
United States
  Cars                           434            530        1,767        2,036
  Trucks                         521            521        2,226        2,182
                               -----          -----        -----        -----
   Total United States           955          1,051        3,993        4,218

Canada                            76             75          254          281
Mexico                            11             27           32           92
                               -----          -----        -----        -----

   Total North America         1,042          1,153        4,279        4,591

EUROPE
Britain                          125            109          496          520
Germany                           84            104          409          386
Italy                             54             39          193          179
France                            41             45          165          180
Spain                             31             41          160          163
Other countries                   74             71          286          281
                               -----          -----        -----        -----

   Total Europe                  409            409        1,709        1,709

OTHER INTERNATIONAL
Brazil                            48             43          201          164
Australia                         32             38          139          125
Taiwan                            16             21          106           97
Japan                             13             13           57           50
Argentina                         14             13           48           54
Other countries                   16             17           67           63
                               -----          -----        -----        -----
   Total other international     139            145          618          553
                               -----          -----        -----        -----

TOTAL WORLDWIDE VEHICLE
 UNIT SALES                    1,590          1,707        6,606        6,853
                               =====          =====        =====        =====




Vehicle unit sales are reported worldwide on a "where sold" basis and include sales of all Ford-badged units, as well as units manufactured by Ford and sold to other manufacturers.

Fourth Quarter and Full Year 1994 unit sales have been restated to reflect the country where sold and to include sales of all Ford-badged units. Previously, factory unit sales were reported in North America on a "where sold" basis and overseas on a "where produced" basis. Also, Ford-badged unit sales of certain unconsolidated subsidiaries (primarily Autolatina -- Brazil and Argentina) were not previously reported.

                      Ford Motor Company and Subsidiaries

                       CONSOLIDATED STATEMENT OF INCOME
                       --------------------------------
             For the Years Ended December 31, 1995, 1994, and 1993
                    (in millions, except amounts per share)

                                                       1995           1994           1993
                                                      --------      --------       -------
AUTOMOTIVE
Sales                                                 $110,496      $107,137       $91,568

COSTS AND EXPENSES
Costs of sales                                         101,171        95,887        85,280
Selling, administrative, and other expenses              6,044         5,424         4,856
                                                      --------      --------       -------
 Total costs and expenses                              107,215       101,311        90,136

OPERATING INCOME                                         3,281         5,826         1,432

Interest income                                            800           665           563
Interest expense                                           622           721           807
                                                      --------      --------       -------
 Net interest income/(expense)                             178           (56)         (244)
Equity in net (loss)/income of affiliated companies       (154)          271           127
Net expense from transactions with Financial Services     (139)          (44)          (24)
                                                      --------      --------       -------

INCOME BEFORE INCOME TAXES - AUTOMOTIVE                  3,166         5,997         1,291

FINANCIAL SERVICES
REVENUES                                                26,641        21,302        16,953

COSTS AND EXPENSES
Interest expense                                         9,424         7,023         6,482
Depreciation                                             6,500         4,910         3,064
Operating and other expenses                             5,499         4,607         3,196
Provision for credit and insurance losses                1,818         1,539         1,523
Loss on disposition of Granite Savings Bank (formerly
 First Nationwide Bank)                                      -           475             -
                                                       -------      --------      --------
  Total costs and expenses                              23,241        18,554        14,265
Net revenue from transactions with Automotive              139            44            24
                                                       -------      --------      --------

INCOME BEFORE INCOME TAXES - FINANCIAL SERVICES          3,539         2,792         2,712
                                                       -------      --------      --------

TOTAL COMPANY
INCOME BEFORE INCOME TAXES                               6,705         8,789         4,003

Provision for income taxes                               2,379         3,329         1,350
                                                       -------      --------      --------

INCOME BEFORE MINORITY INTERESTS                         4,326         5,460         2,653

Minority interests in net income of subsidiaries           187           152           124
                                                      --------      --------      --------

NET INCOME                                            $  4,139      $  5,308      $  2,529
                                                      ========      ========      ========

Income attributable to Common and Class B Stock
 after preferred stock dividends                      $  3,839      $  5,021      $  2,241

Average number of shares of Common and Class B Stock
 outstanding                                             1,071         1,010           986

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK

INCOME                                                $   3.58      $   4.97      $   2.27

INCOME ASSUMING FULL DILUTION                         $   3.33      $   4.44      $   2.10

CASH DIVIDENDS                                        $   1.23      $   0.91      $   0.80


                             Ford Motor Company and Subsidiaries

                                 CONSOLIDATED BALANCE SHEET
                                 --------------------------
                                       (in millions)

                                                                DECEMBER 31,     DECEMBER 31,
                                                                   1995             1994
                                                              -------------     -------------
ASSETS
AUTOMOTIVE
Cash and cash equivalents                                       $  5,750         $  4,481
Marketable securities                                              6,656            7,602
                                                                --------         --------
   Total cash, cash equivalents, and marketable securities        12,406           12,083

Receivables                                                        3,321            2,548
Inventories                                                        7,162            6,487
Deferred income taxes                                              2,709            3,062
Other current assets                                               1,483            2,006
Net current receivable from Financial Services                       200              677
                                                                --------         --------
   Total current assets                                           27,281           26,863

Equity in net assets of affiliated companies                       2,248            3,554
Net property                                                      31,273           27,048
Deferred income taxes                                              4,802            4,414
Other assets                                                       7,168            6,760
                                                                --------         --------
   Total Automotive assets                                        72,772           68,639

FINANCIAL SERVICES
Cash and cash equivalents                                          2,690            1,739
Investments in securities                                          4,553            6,105
Net receivables and lease investments                            149,694          130,356
Other assets                                                      13,574           12,783
                                                                --------         --------
   Total Financial Services assets                               170,511          150,983
                                                                --------         --------

   TOTAL ASSETS                                                 $243,283         $219,622
                                                                ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
AUTOMOTIVE
Trade payables                                                  $ 11,260         $ 10,777
Other payables                                                     1,976            2,280
Accrued liabilities                                               13,392           11,943
Income taxes payable                                                 316              316
Debt payable within one year                                       1,832              155
                                                                --------         --------
   Total current liabilities                                      28,776           25,471

Long-term debt                                                     5,475            7,103
Other liabilities                                                 25,677           24,920
Deferred income taxes                                              1,186            1,216
                                                                --------         --------
   Total Automotive liabilities                                   61,114           58,710

FINANCIAL SERVICES
Payables                                                           5,476            2,361
Debt                                                             141,317          123,713
Deferred income taxes                                              3,831            2,958
Other liabilities and deferred income                              6,116            7,669
Net payable to Automotive                                            200              677
                                                                --------         --------
   Total Financial Services liabilities                          156,940          137,378

Company-obligated mandatorily redeemable preferred
 securities of a subsidiary trust (aggregate principal
 amount of $632 million)                                             682                -
Preferred stockholders' equity in a subsidiary company                 -            1,875

STOCKHOLDERS' EQUITY
Capital stock
 Preferred Stock, par value $1.00 per share (aggregate
  liquidation preference of $1 billion and $3.4 billion)               *                *
 Common Stock, par value $1.00 per share (1,089 and 952
  million shares issued)                                           1,089              952
 Class B Stock, par value $1.00 per share (71 million shares
  issued)                                                             71               71
Capital in excess of par value of stock                            5,105            5,273
Foreign currency translation adjustments and other                   594              189
Earnings retained for use in business                             17,688           15,174
                                                               ---------         --------
   Total stockholders' equity                                     24,547           21,659
                                                               ---------         --------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $243,283         $219,622
                                                               =========         ========
- - - - -
*Less than $1 million

                                           FS-4

                     Ford Motor Company and Subsidiaries

                     CONSOLIDATED STATEMENT OF CASH FLOWS
                     ------------------------------------

            For the Years Ended December 31, 1995, 1994, and 1993
                                (in millions)


                                                       1995                       1994                            1993
                                           ------------------------      ------------------------       -------------------------
                                                          Financial                     Financial                       Financial
                                           Automotive     Services       Automotive     Services        Automotive      Services
                                           ----------     ---------      ----------     ---------       ----------      ---------

CASH AND CASH EQUIVALENTS AT
 JANUARY 1                                  $ 4,481        $  1,739       $ 5,667       $  2,555        $  3,504        $  3,182

Cash flows from operating activities          8,849          12,322         7,542          9,087           6,862           7,145

Cash flows from investing activities
 Capital expenditures                        (8,676)           (321)       (8,310)          (236)         (6,714)           (100)
 Proceeds from sale and leaseback of
  fixed assets                                    0               -             0              -             884               -
 Acquisitions of other companies                  -               -             0           (485)              0            (336)
 Proceeds from sales of subsidiaries              -               -             0            715             173               0
 Acquisitions of receivables and lease
  investments                                     -         (99,967)            -        (90,824)              -         (76,566)
 Collections of receivables and
  lease investments                               -          71,149             -         61,111               -          55,552
 Net acquisitions of daily rental vehicles        -          (1,459)            -           (924)              -               -
 Purchases of securities                        (51)         (6,274)         (412)       (10,688)       (100,493)        (13,741)
 Sales and maturities of securities             325           5,052           511          9,649         101,927          12,426
 Proceeds from sales of receivables               -           4,360             -          3,622               -           4,794
 Loans originated net of principal payments       -              (9)            -           (207)              -          (1,466)
 Net investing activity with Financial
  Services                                      (19)              -           355              -            (117)              -
 Other                                          558            (175)         (331)          (312)            (69)            389
                                            -------        --------       -------       --------        --------        --------
   Net cash used in investing activities     (7,863)        (27,644)       (8,187)       (28,579)         (4,409)        (19,048)

Cash flows from financing activities
 Cash dividends                              (1,559)              -        (1,205)             -          (1,086)              -
 Issuance of Common Stock                       601               -           715              -             394               -
 Changes in short-term debt                     413           5,884          (795)        10,314             (66)          6,065
 Proceeds from issuance of other debt           300          23,854           158         21,885             424          22,128
 Principal payments on other debt              (177)        (11,489)          (75)       (14,088)           (376)        (13,791)
 Net financing activity with Automotive           -              19             -           (355)              -             117
 Changes in customers' deposits, excluding
  interest credited                               -               -             -           (422)              -          (3,861)
 Receipts from annuity contracts                  -             283             -          1,124               -             821
 Net (redemption)/issuance of subsidiary
  company preferred stock                         -          (1,875)            -            417               -             375
 Other                                          121             102            31           (132)           (124)            (76)
                                            -------        --------       -------       --------        --------        --------
   Net cash (used in)/provided by financing
    activities                                 (301)         16,778        (1,171)        18,743            (834)         11,778

Effect of exchange rate changes on cash         107             (28)          397            166              17              25
Net transactions with Automotive/
 Financial Services                             477            (477)          233           (233)            527            (527)
                                            -------        --------       -------       --------        --------        --------

   Net increase/(decrease) in cash and
    cash equivalents                          1,269             951        (1,186)          (816)          2,163            (627)
                                            -------        --------       -------       --------        --------        --------

CASH AND CASH EQUIVALENTS AT DECEMBER 31    $ 5,750        $  2,690       $ 4,481       $  1,739        $  5,667        $  2,555
                                            =======        ========      ========       ========        ========        ========

                             Ford Motor Company and Subsidiaries

                       CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                       ----------------------------------------------

                    For the Years Ended December 31, 1995, 1994, and 1993
                                       (in millions)

                                                       1995      1994        1993
                                                      -------   -------     -----
CAPITAL STOCK
Common Stock
------------
Balance at beginning of year                          $   952   $   464      $454
Issued for Series A Preferred Stock conversion,
 employee benefit plans and other                         137        19        10
Stock split in form of a 100% stock dividend                -       469         -
                                                      -------   -------     -----
  Balance at end of year                                1,089       952       464

Class B Stock
-------------
Balance at beginning of year                          $    71        35        35
Stock split in form of a 100% stock dividend                -        36         -
                                                      -------   -------     -----
  Balance at end of year                                   71        71        35

Series A Preferred Stock                                    *         *         *

Series B Preferred Stock                                    *         *         *

CAPITAL IN EXCESS OF PAR VALUE OF STOCK
Balance at beginning of year                            5,273     5,082     4,698
Exchange of Series B Preferred Stock                     (632)        -         -
Issued for Series A Preferred Stock conversion,
 employee benefit plans and other                         464       696       384
Stock split in form of a 100% stock dividend                -      (505)        -
                                                      -------   -------     -----

  Balance at end of year                                5,105     5,273     5,082

FOREIGN CURRENCY TRANSLATION ADJUSTMENTS
 AND OTHER
Balance at beginning of year                              189    (1,078)      (62)
Translation adjustments during year                       250       800      (508)
Minimum pension liability adjustment                     (108)      400      (400)
Other                                                     263        67      (108)
                                                      -------   -------   -------
  Balance at end of year                                  594       189    (1,078)

EARNINGS RETAINED FOR USE IN THE BUSINESS
Balance at beginning of year                           15,174    11,071     9,628
Net income                                              4,139     5,308     2,529
Cash dividends                                         (1,559)   (1,205)   (1,086)
Fair value adjustment from exchange
 of Series B Preferred Stock                              (66)        -         -
                                                      -------   -------   -------
  Balance at end of year                               17,688    15,174    11,071
                                                      -------   -------   -------

Total stockholders' equity                            $24,547   $21,659   $15,574
                                                      =======   =======   =======


                                                                          SERIES A        SERIES B
                                                    COMMON    CLASS B     PREFERRED       PREFERRED
                                                    STOCK      STOCK         STOCK           STOCK
                                                   ------     -------     ---------       ---------
SHARES OF CAPITAL STOCK
Issued at December 31, 1992                        454        35          0.046           0.023

Additions
  1993                                              10         0              0               0
  1994 - Stock split in form of a
          100% stock dividend                      469        36              -               -
       - Employee benefit plans and other           19         -              -               -
  1995 - Conversion of Series A Preferred
          Stock                                    115         -         (0.035)              -
       - Employee benefit plans and other           22         -              -               -
       - Exchange of Series B Preferred Stock        -         -              -          (0.013)
                                                 -----      ----         ------          ------
    Net additions                                  635        36         (0.035)         (0.013)
                                                 -----      ----         ------          ------
Issued at December 31, 1995                      1,089        71          0.011           0.010
                                                 =====      ====         ======          ======

Authorized at December 31, 1995                  3,000       265             -- In total: 30 --


- - - - -
*The balances at the beginning and end of each period were less than $1 million
                                     FS-6